SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                 FORM 8-K
                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported):
                            December 17, 1998

                            TECO ENERGY, INC.
          (Exact name of registrant as specified in its charter)

        Florida                    1-8180                    59-2052286
(State or other jurisdiction  (Commission File              (IRS Employer
 of incorporation)                Number)               Identification No.)

             702 North Franklin Street, Tampa, Florida 33602
          (Address of principal executive offices and zip code)

           Registrant's telephone number, including area code:
                              (813) 228-4111

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Item 5.   Other Events.
     See the Press Release dated Dec. 17, 1998, filed as Exhibit
99.1 and incorporated herein by reference, reporting on fourth quarter 1998 earnings expectations.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

          99.1      Press release dated Dec. 17, 1998.

                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





December 17, 1998                       TECO ENERGY, INC.



                                        By:   /s/ G.L. Gillette
                                        G.L. Gillette
                                        Vice President-Finance and
                                        Chief Financial Officer

                               EXHIBIT INDEX
                                                               Page

99.1           Press release dated Dec. 17, 1998.                5